UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

Rio Vista Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1313 E. Alton Gloor, Suite J Brownsville, Texas	78526
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (956) 831-0886

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A Amendment No. 2 amends the Current Report on Form 8-K/A Amendment No. 1 filed by Rio Vista Energy Partners L.P. (“Rio Vista”) with the Securities and Exchange Commission on October 12, 2007 (“Amendment No. 1”) and the Current Report on Form 8-K filed by Rio Vista on August 1, 2007 (the “Initial Report”), announcing the completion of its acquisition of Regional Enterprizes, Inc.. This Form 8-K/A Amendment No. 2 amends the unaudited consolidated balance sheet as of July 27, 2007 of Regional Enterprizes, Inc. which is included in the pro forma unaudited consolidated balance sheet of Rio Vista as of June 30, 2007 for certain adjustments made subsequent to October 12, 2007 to the July 27, 2007 balance sheet of Regional Enterprizes, Inc. and to include the unaudited statement of operations and cash flows for Regional Enterprizes, Inc. for the nine months ended July 27, 2007 and July 31, 2006. The information previously reported in the Initial Report and Amendment No. 1 are hereby incorporated by reference into this Form 8-K/A.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

On July 27, 2007, Rio Vista completed the acquisition of Regional Enterprizes, Inc. Included in this report are the Audited Financial Statements of Regional Enterprizes, Inc. for the years ended October 31, 2005 and October 29, 2006, and the unaudited balance sheet as of July 27, 2007 and the unaudited statements of income for the nine months ended July 27, 2007 and July 31, 2006 and the unaudited statements of cash flows for the nine months ended July 27, 2007 and July 31, 2006.

(b)	Pro Forma Financial Information.

On July 27, 2007, Rio Vista completed the acquisition of Regional Enterprizes, Inc. Included in this report are the Pro Forma Consolidated Financial Statements of Rio Vista Energy Partners L.P. for the six months ended June 30, 2007 and the year ended December 31, 2006.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.
99.1	Financial Statements of Regional Enterprizes, Inc. for the years ended October 31, 2005 and October 29, 2006.

99.2
Unaudited balance sheet of Regional Enterprizes, Inc. as of July 27, 2007 and the unaudited statements of income for the nine months ended July 27, 2007 and July 31, 2006 and the unaudited statements of cash flows for the nine months ended July 27, 2007 and July 31, 2006.

99.3	Pro Forma Consolidated Financial Statements of Rio Vista Energy Partners L.P. for the six months ended June 30, 2007 and the year ended December 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO VISTA ENERGY PARTNERS L.P.
By:	Rio Vista GP LLC, its General Partner
	By:	/s/ Ian T. Bothwell
	Name:	Ian T. Bothwell
Title: Acting Chief Executive Officer, Acting President, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (Principal Executive, Financial and Accounting Officer)

Date: February 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements of Regional Enterprizes, Inc. for the years ended October 31, 2005 and October 29, 2006.

99.2
Unaudited balance sheet of Regional Enterprizes, Inc. as of July 27, 2007 and the unaudited statements of income for the nine months ended July 27, 2007 and July 31, 2006 and the unaudited statements of cash flows for the nine months ended July 27, 2007 and July 31, 2006.

99.3	Pro Forma Consolidated Financial Statements of Rio Vista Energy Partners L.P. for the six months ended June 30, 2007 and the year ended December 31, 2006.

4